UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022
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ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1411 Broadway
16th Floor
New York, NY 10018

(Address of principal executive offices)
(646) 661-7600
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2022, Ascend Wellness Holdings, Inc. (the “Company”) announced that President & Co-founder Frank Perullo and Chief Financial Officer Daniel Neville had been appointed Interim Co-CEOs, effective as of September 27, 2022. The Board of Directors of the Company (the “Board”) has commenced the search process to identify a new, permanent CEO.
Mr. Perullo, age 46, currently serves as the Company’s President (since February 2022), Secretary, Chief Strategy Officer (since May 2018), and a member of the Board since May 2018. In 2015, prior to co-founding the Company, Mr. Perullo founded the Novus Group, a consulting firm that advises government and commercial clients, and he currently serves as principal. Prior to founding the Novus Group, Mr. Perullo founded and served as president of Sage Systems, one of the leading providers of web-based data management software, from 2002 to 2015.
Mr. Neville, age 36, currently serves as the Company’s Chief Financial Officer (since August 2020). Mr. Neville joined the Company as Senior Vice President of Finance in March 2019 and became Chief Financial Officer in August 2020. He was previously at SLS Capital, a special situations hedge fund based in New York, where he served as a Managing Director from January 2015 to March 2019 and an Analyst from April 2010 to January 2015.
There are no family relationships existing between either Mr. Perullo or Mr. Neville and any executive officer or director of the Company. Neither Mr. Perullo nor Mr. Neville are party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Perullo and Mr. Neville will also continue in their existing offices and responsibilities. No changes to their compensation have been made in connection with the appointments described herein.
In connection with the appointments, Chairman, Founder and former-CEO Abner Kurtin will transition to the role of Executive Chairman of the Board. In connection with this transition, non-material amendments were made to Mr. Kurtin’s employment agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.
September 28, 2022	/s/ Daniel Neville
Daniel Neville, Interim Co-CEO (Interim Co-Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)
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